UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 7, 2017

(Date of earliest event reported)

JOBBOT, INC.
(Exact name of registrant as specified in its charter)

New York	333-199833	45-1957218
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

1730 62nd Street

Brooklyn, New York 11204

(Address of Principal Executive Offices)

(646) 780-0992

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On November 7, 2017, the board of directors has approved to extend for an additional 90 days the offering as per the S-1 registration statement filed with the Securities and Exchange Commission declared effective on November 10, 2016. Our S-1 will remain effective through February 5, 2018.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jobbot, Inc.

Dated: November 7, 2017	By:	/s/ Patrick Giordano
Patrick Giordano
President, Chief Executive Officer,
Chief Financial Officer, Treasurer, and Director

3